UNITED STATES OF AMERICA
                              STATE OF NEW JERSEY

                     The Mercer County Improvement Authority
                        Multifamily Housing Revenue Bond
                      (Hamilton Garden Apartments Project),
                                   Series 1999

      NEITHER THE COMMISSIONERS NOR ANY AGENTS, EMPLOYEES OR SERVANTS OF THE ISSUER NOR ANY PERSONS EXECUTING THE BONDS SHALL BE LIABLE PERSONALLY ON THE BONDS BY REASON OF THE ISSUANCE THEREOF. THE BONDS SHALL NOT BE A DEBT OF THE COUNTY OF MERCER, THE STATE NEW JERSEY, OR ANY POLITICAL SUBDIVISION THEREOF (OTHER THAN THE ISSUER), AND NEITHER THE COUNTY OF MERCER, THE STATE OF NEW JERSEY, NOR ANY POLITICAL SUBDIVISION THEREOF (OTHER THAN THE ISSUER) SHALL BE LIABLE THEREON, NOR IN ANY EVENT SHALL THE BONDS BE PAYABLE OUT OF ANY FUNDS OR PROPERTIES OTHER THAN THOSE OF THE ISSUER SPECIFICALLY PLEDGED THERETO. THE BONDS SHALL NOT CONSTITUTE AN INDEBTEDNESS WITHIN THE MEANING OF ANY CONSTITUTIONAL OR STATUTORY DEBT LIMITATION OR RESTRICTION. THE ISSUER HAS NO TAXING POWER.

Number: R-1

Dated Date: March 26,1999

Maturity Date: March 1, 2035

Registered Owner: Charter Municipal Mortgage Acceptance Company

Principal Amount: SIX MILLION FOUR HUNDRED THOUSAND DOLLARS ($6,400,000)

Interest Rate: See "Interest on the Bonds" herein.

      The Mercer County Improvement Authority (the "Issuer"), a public body corporate and politic of the State of New Jersey (the "State"), created and existing under and by virtue of the laws of the State, hereby acknowledges itself indebted and for value received promises to pay to the registered owner hereof stated above, or registered assigns, at the maturity date stated above, but only from the sources and as hereinafter provided, upon presentation and surrender of this Bond at the office of Commerce Bank, National Association, in Cherry Hill, New Jersey or its successor as trustee (the "Trustee"), under the Indenture (described below), the principal amount stated above, and to pay interest on said principal amount at the interest rate set forth above, from and including the dated date hereof until the principal amount shall have been paid in accordance with the terms of this Bond and the Indenture, as and when set forth below, but only from the sources and as hereinafter provided, by wire transfer if there be one Owner of all of the Bonds or otherwise by check or draft mailed to the record Owners of Bonds as the same appear upon the books of registry to be maintained by the Trustee, as registrar.

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      This Bond is one of a series of bonds (the "Bonds") issued pursuant to, and is subject to, the Trust Indenture dated as of March 1, 1999 between the Issuer and the Trustee (as amended and supplemented from time to time, the "Indenture"), and Chapter 183 of the Pamphlet Laws of 1960 of the State of New Jersey, as amended (the "Act"). Reference is made to the Indenture and the Act for a full statement of their respective terms. Capitalized terms used herein and not otherwise defined herein have the respective meanings accorded such terms in the Indenture, which are hereby incorporated herein by reference. The Bonds issued under the Indenture are expressly limited to S6,400,000 in aggregate principal amount at any time Outstanding and are all of like tenor, except as to numbers and denominations, and are issued for the purposes of providing financing for the acquisition and substantial rehabilitation of qualified multifamily rental housing units in the State.

       The Bonds shall be special and limited obligations of the Issuer payable only from the sources provided in the Indenture and neither the State nor any other political subdivision thereof shall be liable on the Bonds. Neither the State of New Jersey nor any political subdivision thereof shall in any event be liable for the payment of the principal of or interest on any Bonds, or for the performance of any pledge, mortgage, obligation or agreement of any kind whatsoever that may be undertaken by the Issuer, and none of the Bonds or any of its agreements or obligations shall be construed to constitute a debt or a pledge of the faith and credit of the State of New Jersey or any political subdivision thereof within the meaning of any constitutional or statutory provision whatsoever, and shall not directly, indirectly or contingently obligate the State of New Jersey or any of its political subdivisions to levy or to pledge any form of taxation whatsoever therefor or to make an appropriation for the payment thereof, nor shall any breach of any such pledge, mortgage, obligation or agreement impose any pecuniary liability upon any member, officer, employee or agent of the Issuer, or any charge upon the general credit of the Issuer, or any pecuniary liability upon the Issuer payable from any moneys, revenues, payments and proceeds other than those first above specified.

       Interest on the Bonds. The Bonds (including this Bond) shall bear interest on the Outstanding principal amount thereof, payable on each Interest Payment Date beginning on April 1, 1999 through and including the Interest Payment Date next occurring after the Completion Date, at the rate of seven and five-eighths percent (7.625%) per annum, and on each Interest Payment Date thereafter at the rate of seven and one-eighth percent (7.125%) per annurn, in all cases computed on the basis of a 360-day year of twelve 30-day months, until paid on the Maturity Date or upon earlier redemption or acceleration.

       Limited Recourse. Pursuant to a Loan Agreement dated as of March 1, 1999, and a Promissory Note (the "Note") dated the date of issuance of the Bonds, Hamilton Affordable Housing, L.L.C., a New Jersey limited liability company (the "Developer"), has agreed to make payments to the Issuer in amounts equal to amounts of principal of and premium, if any, and interest on the Bonds. THE OBLIGATIONS OF THE ISSUER ON THIS BOND ARE EXPRESSLY LIMITED TO AND ARE PAYABLE SOLELY FROM THE PAYMENTS MADE PURSUANT TO THE LOAN AGREEMENT AND THE NOTE BY
THE DEVELOPER, AND THE SECURITY THEREFOR PROVIDED BY THE FIRST MORTGAGE AND SECURITY AGREEMENT FROM THE DEVELOPER FOR THE BENEFIT OF THE TRUSTEE, DATED AS OF MARCH 1, 1999, THE ASSIGNMENT OF LEASES, RENTS AND OTHER INCOME FROM THE DEVELOPER

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


TO THE TRUSTEE, DATED AS OF MARCH 1, 1999, AND THE OTHER LOAN DOCUMENTS IDENTIFIED IN THE INDENTURE, ALL OF WHICH HAVE BEEN ASSIGNED TO THE TRUSTEE PURSUANT TO THE INDENTURE, AND (II) ANY ADDITIONAL SECURITY PROVIDED IN THE INDENTURE.

       Registration and Transfer. This Bond is transferable by the registered owner hereof in person or by his attorney duly authorized in writing at the office of the Trustee as registrar, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Bond. Upon such transfer a new registered Bond or Bonds, of any authorized denomination or denominations, of the same maturity and for the same aggregate principal amount will be issued to the transferee in exchange herefor. The Bonds are issuable as fully registered Bonds in Authorized Denominations as provided in the Indenture. The Issuer, the Trustee, and any other person may treat the person in whose name this Bond is registered on the books of registry as the Owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Bond be overdue, and no person shall be affected by notice to the contrary.

       Redemption of Bonds. The Bonds are subject to mandatory redemption by the Issuer and purchase in lieu of redemption by the Developer prior to maturity as a whole or in part at such time or times, under such circumstances, at such redemption prices and in such manner as is set forth in the Indenture. On or after March 1, 2005, the Bonds shall be subject to optional redemption prior to maturity in whole or in part on any Interest Payment Date with the proceeds of an optional prepayment of the Loan by the Developer, at such redemption prices and in such manner as is set forth in the Indenture.

       Enforcement. Only the Majority Owner shall have the right to enforce the provisions of this Bond or the Indenture or to institute any action to enforce the covenants herein or therein, or to take any action with respect to any Event of Default under the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Indenture. If an Event of Default occurs and is continuing, the principal of all Bonds then outstanding may be declared due and payable by the Majority Owner upon the conditions and in the manner and with the effect provided in the Indenture. As provided in the Indenture, and to the extent permitted by law, interest and a penalty rate of interest shall be payable on unpaid amounts due hereon.

       Discharge. The Indenture prescribes the manner in which it may be discharged and after which the Bonds shall be deemed to be paid and no longer be secured by or entitled to the benefits of the Indenture, except for the purposes of registration and exchange of Bonds and of such payment.

       Modifications. Modifications or alterations of the Indenture, or of any supplements thereto, may be made only to the extent and in the circumstances permitted by the Indenture.

       This Bond shall not be valid or obligatory for any purpose until it shall have been signed on behalf of the Issuer and such signature attested, by the officer, and in the manner, provided in the Indenture, and authenticated by a duly authorized officer of the Trustee, as Authenticating Agent.

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       It is hereby certified and recited that all conditions, acts and things required by the statutes of the State or by the Act or the Indenture to exist, to have happened or to have been performed precedent to or in the issuance of this Bond exist, have happened and have been performed and that the issue of the Bonds, tocether with all other indebtedness of the Issuer, is within every debt and other limit prescribed by said statutes.

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


       IN WITNESS WHEREOF, the Issuer has caused this Bond to be executed in its name bv the manual or facsimile signature of its Chairman, Vice Chairman or Executive Director and attested, under a manual impression or authorized facsimile of its corporate seal, with thc manual or facsimile signature of its Secretary all as of the date first above written.

                                    THE MERCER COUNTY IMPROVEMENT
                                    AUTHORITY

                                    By: /s/ Jay G. Destribats
                                       ---------------------------
                                        Chairman

[SEAL]
Attest:

By: /s/ James R. Lambert
   --------------------------
    Secretary

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


                      FORM OF CERTIFICATE OF AUTHENTICATION

       This Bond is one of the Bonds described in the within mentioned Indenture and is one of the Multifamily Housing Revenue Bonds (Hamilton Garden Apartments Project), Series 1999 of The Mercer County Improvement Authority.

                                  COMMERCE BANK, NATIONAL ASSOCIATION,
                                  as Trustee and Authenticating Agent

                                  By: /s/ Kenneth R. Nilson
                                     ------------------------------
                                      Authorized Signatory

Date of Authentication: March 26, 1999

                            FORM OF ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto __________________ within and hereby authorizes the transfer of this Bond on the registration books of the Trustee.

                                    Dated:
                                          ------------------------------

                                          ------------------------------
                                           Authorized Signature

                                          ------------------------------
                                           Name of Transferee


--------------------------------
Signature Guaranteed by


--------------------------------
Name of Bank

By:
   -----------------------------

Title:
      --------------------------